SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
14c-5(d)(2))

[   ]  Definitive Information Statement

                     GOLDEN PANTHER RESOURCES, LTD.
          ----------------------------------------------
         (Name of Registrant as Specified in its Charter)

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pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing
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[   ]   Fee paid previously with preliminary materials.

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or Schedule and the date of its filing.

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                   GOLDEN PANTHER RESOURCES, LTD.

                   211 - 1111 West Hastings Street
                 Vancouver, British Columbia, Canada
                               V6E 2J3
                          (604) 689-5377


                      INFORMATION STATEMENT


                 Special Meeting of Stockholders
                    to be held March 5, 1998


          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                  REQUESTED NOT TO SEND A PROXY


Purpose.
--------

     This Information Statement is furnished in connection with a special meeting of the stockholders of Golden Panther Resources, Ltd., a Nevada corporation (the "Company"), to be held on Thursday, March 5, 1998, at 10:00 a.m. Pacific Standard Time (the "Meeting"). The Meeting will be held at the offices of the Company, 211 - 1111 West Hastings Street, Vancouver, British Columbia. This Information Statement and the accompanying Notice of Special Meeting of Stockholders are first being mailed to stockholders on or about February 12, 1998. Only stockholders of record at the close of business on February 11, 1998 (the "Record Date"), are entitled to notice of and to vote at the Meeting.

     The only matter to be presented to the Meeting has been adopted by the unanimous resolution of the Board of Directors and is as follows:

     (a) To amend the Company's Articles of Incorporation to change the name of the Company from "Golden Panther Resources, Ltd." to "Panther Resources Ltd."

     The Company is engaged in the business of mining exploration and development. The Company's activities focus on copper and silver, with no emphasis on the exploration or development of gold mining properties. Management wishes to more properly reflect its business activities, and to eliminate the potential for confusion in this regard, by removing the word "Golden" from its name. Management does not believe that the name change will have any material effect on the Company's operations.

     The Nevada Revised Statutes (the "Nevada Statutes") require the approval of stockholders who hold at least a majority of the voting power present at a meeting at which a quorum is present to amend the Company's Articles of Incorporation to change its name. See the caption "Voting Procedures," herein.

    The Company's directors and executive officers and certain other principal stockholders, who collectively own approximately 59% of the issued and outstanding voting securities of the Company as of the Record Date, have consented to vote for and adopt the resolution of the Board of Directors to amend the Company's Articles of Incorporation to change its name to "Panther Resources Ltd." No further votes are required, and none will be solicited.
See the caption "Voting Securities and Principal Holders Thereof," herein.

     Dissenters' Rights of Appraisal.
     --------------------------------

     The Nevada Statutes do not provide any dissenter's rights with respect to the amendment of a corporation's Articles of Incorporation to change its name. Therefore, no dissenter's rights of appraisal will be given in connection with the Company's name change.

THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN OTHER STOCKHOLDERS WHO HAVE CONSENTED TO VOTE IN FAVOR OF THE NAME CHANGE COLLECTIVELY OWN SUFFICIENT VOTING SECURITIES OF THE COMPANY TO ADOPT, RATIFY AND APPROVE THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION PURSUANT TO WHICH THE COMPANY WILL CHANGE ITS NAME FROM "GOLDEN PANTHER RESOURCES, LTD." TO "PANTHER RESOURCES LTD." NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

Voting Securities and Principal Holders Thereof.
------------------------------------------------

     As of February 11, 1998, the record date for the determination of holders of the Company's common stock entitled to notice of and to vote at the Meeting, a total of 23,031,004 shares of common stock were outstanding; such shares are entitled to a total of 23,031,004 votes on the matter to be voted on at the Meeting.

     The following table sets forth the shareholdings of the Company's directors and executive officers and those persons who owned more than 5% of the Company's common stock as of the Record Date:

                              Positions      Number and Percentage
Name and Address              Held           of Shares Beneficially Owned
----------------              ----           ----------------------------

Gordon Muir                   CEO            4,032,000 (1) - 17.5%
211 - 1111 West Hastings St.  Director
Vancouver, British Columbia
Canada V6E 2J3

Penny Perfect                 President      4,032,000 (1) - 17.5%
211 - 1111 West Hastings St.  Director
Vancouver, British Columbia
Canada V6E 2J3

Katharine Johnston            Vice President   100,000 (2) -  0.4%
211 - 1111 West Hastings St.  Director
Vancouver, British Columbia
Canada V6E 2J3

Bryson F. Ferrill             Director          57,000 (3) -  0.2%
305 Old Oaks Road
Fairfield, Connecticut
06432

Robert Needham                Director               0
211 - 1111 West Hastings St.
Vancouver, British Columbia
Canada V6E 2J3

     (1) This figure does not include unexercised options to acquire an additional 400,000 shares of common stock.

     (2) This figure does not include unexercised options to acquire an additional 100,000 shares of common stock.

     (3) This figure does not include unexercised options to acquire an additional 200,000 shares of common stock.

Changes in Control.
-------------------

     At a special meeting of stockholders held on March 26, 1997, the stockholders of the Company voted to approve an Acquisition and Plan of Reorganization (the "Plan"), whereby the Company acquired all of the issued and outstanding common stock of Golden Panther Resources, Ltd., a Canadian corporation in exchange for 3,000,000 "unregistered" and "restricted" shares of the Company's common stock. At the special meeting, the stockholders also voted to elect the following persons to the Company's Board of Directors:
Penny Perfect; John Pickney; and Katharine Johnston. This change of control was disclosed in the Company's Current Report on Form 8-K, dated April 1, 1997, which has previously been filed with the Securities and Exchange Commission.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon.
-------------------------------------------------------------------------

     No director, officer, nominee to become such, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the change of the Company's name from "Golden Panther Resources, Ltd." to "Panther Resources Ltd.", which is not shares by all other stockholders, pro rata, and in accordance with their respective interests in the Company.

Voting Procedures.
------------------

     The presence of a majority of the shares of the Company's common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     Under Nevada law, if a quorum exists, action on the change of the Company's name shall be approved if the votes cast in favor of the action exceed the votes cast against the action. Each stockholder will be entitled to one vote for each share of common stock held.

THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN OTHER STOCKHOLDERS WHO HAVE CONSENTED TO VOTE IN FAVOR OF THE NAME CHANGE COLLECTIVELY OWN SUFFICIENT VOTING SECURITIES OF THE COMPANY TO APPROVE THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION PURSUANT TO WHICH IT WILL CHANGE ITS NAME FROM "GOLDEN PANTHER RESOURCES, LTD." TO "PANTHER RESOURCES LTD." NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

                             EXHIBITS

Ballot.

     A copy of a Ballot accompanies this Information Statement commencing immediately hereafter.

                                  BALLOT

    Special Meeting of Stockholders of Golden Panther Resources, Ltd.


     The undersigned stockholder of Golden Panther Resources, Ltd., a Nevada corporation (the "Company"), votes as follows with regard to the following matter proposed at the Special Meeting of Stockholders to be held March 5, 1998:

          (i) To amend the Company's Articles of Incorporation to change its name from "Golden Panther Resources, Ltd." to "Panther Resources Ltd."

               FOR [  ]       AGAINST [  ]        ABSTAIN  [  ]